UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2023

PennyMac Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38727	83-1098934
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3043 Townsgate Road, Westlake Village, California	91361
(Address of principal executive offices)	(Zip Code)

(818) 224-7442

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	PFSI	New York Stock Exchange

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 13, 2023, PennyMac Financial Services, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Meeting”) for the purpose of: (i) electing twelve (12) director nominees to serve on the Board of Directors (the “Board”), each for a one-year term expiring at the 2024 Annual Meeting of Stockholders; (ii) ratifying the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023; (iii) approving, by non-binding vote, the Company’s executive compensation; and (iv) recommending, by non-binding vote, the frequency of our executive compensation vote.  The total number of shares of common stock entitled to vote as of the record date was 49,967,783, of which 46,786,805 votes, or 93.6%, were present in person or by proxy.

Proposal 1: The election of twelve (12) director nominees to serve on the Board, each for a one-year term expiring at the 2024 Annual Meeting of Stockholders.

Trustee	Votes For	Votes Against	Abstentions	Broker Non-Votes
David A. Spector	41,980,883	410,478	2,774	4,392,670
James K. Hunt	40,795,669	1,593,811	4,655	4,392,670
Jonathon S. Jacobson	42,048,362	341,124	4,649	4,392,670
Doug Jones	42,212,263	179,092	2,780	4,392,670
Patrick Kinsella	42,153,362	236,179	4,594	4,392,670
Anne D. McCallion	42,206,132	185,221	2,782	4,392,670
Joseph Mazzella	42,027,221	362,263	4,651	4,392,670
Farhad Nanji	41,955,623	433,865	4,647	4,392,670
Jeffrey A. Perlowitz	42,146,714	242,810	4,611	4,392,670
Lisa M. Shalett	42,056,626	332,840	4,669	4,392,670
Theodore W. Tozer	42,230,966	158,562	4,607	4,392,670
Emily Youssouf	42,230,832	158,485	4,818	4,392,670

Proposal 2: Ratification of the appointment of Deloitte & Touche LLP as independent registered public accounting firm for the Company for the fiscal year ending December 31, 2023.

Votes For	Votes Against	Abstentions	Broker Non-Votes
46,672,555	105,362	8,888	0

Proposal 3: Approval, by non-binding vote, of the Company’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,013,618	7,365,902	14,615	4,392,670

Proposal 4:  Recommend, by non-binding vote, the frequency of our executive compensation vote.

1 Year	2 Year	3 Year	Abstain
40,545,126	5,761	1,840,449	2,799

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PENNYMAC FINANCIAL SERVICES, INC.

Dated: June 14, 2023	/s/ Daniel S. Perotti
Daniel S. Perotti
Senior Managing Director and Chief Financial Officer